                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Oleta J. Harden, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign in the name(s) and behalf of the undersigned, and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, Post-effective Amendment No. 1 to Registration Statement No. 33-57711 on Form S-3 and any subsequent amendments to said Registration Statement with respect to the New Jersey Resources Corporation Automatic Dividend Reinvestment Plan.

Dated:     February 14, 1996
           Wall, New Jersey

                   /s/  BRUCE G. COE                                         /s/  LESTER D. JOHNSON
-----------------------------------------------------           ------------------------------------------------
                     Bruce G. Coe                                               Lester D. Johnson

                /s/  LEONARD S. COLEMAN                                       /s/  DOROTHY K. LIGHT
-----------------------------------------------------           ------------------------------------------------
                  Leonard S. Coleman                                            Dorothy K. Light

                /s/  LAURENCE M. DOWNES                                      /s/  DONALD E. O'NEILL
-----------------------------------------------------           ------------------------------------------------
                  Laurence M. Downes                                            Donald E. O'Neill

                  /s/  JOE B. FOSTER                                         /s/  RICHARD S. SAMBOL
-----------------------------------------------------           ------------------------------------------------
                     Joe B. Foster                                               Richard S. Sambol

                  /s/  HAZEL F. GLUCK                                        /s/  CHARLES G. STALON
-----------------------------------------------------           ------------------------------------------------
                    Hazel F. Gluck                                              Charles G. Stalon

                  /s/  WARREN R. HAAS                                       /s/  JOHN J. UNKLES, JR.
-----------------------------------------------------           ------------------------------------------------
                    Warren R. Haas                                             John J. Unkles, Jr.